________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2006


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                     001-15081                94-1234979
 ________________________    ________________________      ___________________
 (State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ADOPTION OF AMENDED AND RESTATED 1997 UNIONBANCAL CORPORATION PERFORMANCE SHARE PLAN.

On April 26, 2006, the stockholders of UnionBanCal Corporation ("UnionBanCal") approved the Amended and Restated 1997 UnionBanCal Corporation Performance Share Plan with amendments designed to add specific performance measures for determining awards under the plan. Under the terms of the Amended and Restated Performance Share Plan, performance shares are earned based on UnionBanCal's financial or shareholder return performance results relative to pre-established goals (which may include performance relative to certain peer banks) during the respective performance cycle. These specific performance measures under the Amended and Restated Performance Share Plan now include: income (before or after tax, change in loan loss provision, the effect of acquisitions or discontinued operations, the cumulative effect of accounting changes, or extraordinary or non-recurring items), return on average equity (with income based on the above measures), earnings per share or total shareholder returns. A copy of this plan is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ADOPTION OF UNION BANK OF CALIFORNIA SENIOR EXECUTIVE BONUS PLAN.

On April 26, 2006, UnionBanCal's stockholders approved the Union Bank of California Senior Executive Bonus Plan. The Senior Executive Bonus Plan replaces the Senior Management Bonus Plan for executives who may be included as a named executive officer in the summary compensation table of UnionBanCal's proxy statement for its annual meeting of stockholders, and thus subject to Section 162(m) of the Internal Revenue Code going forward. The Senior Management Bonus Plan will continue to be used for officers not covered by the new Senior Executive Bonus Plan. The Executive Compensation & Benefits Committee has adopted a policy that officers receiving awards under the new Senior Executive Bonus Plan will not be eligible for awards under the existing Senior Management Bonus Plan.

DETERMINATION OF AWARDS. Awards under the Senior Executive Bonus Plan will be made each year from a performance award fund, which for each designated officer shall be equal to 0.3% of UnionBanCal's income before tax, excluding discontinued operations and extraordinary items, for that fiscal year determined in accordance with generally accepted accounting principles. The Executive Compensation & Benefit Committee has the right to reduce any participant's actual award as described below. Notwithstanding the foregoing, the maximum award payable to any one participant in any one year under the Senior Executive Bonus Plan will be $5 million. The Executive Compensation & Benefits Committee may reduce, but not increase, a participant's award under the Senior Executive Bonus Plan based on such factors as the Executive Compensation & Benefits Committee may deem relevant. In considering the actual bonus to award to each participant at the end of each year, the Executive Compensation & Benefits Committee will continue to consider the performance of UnionBanCal in relation to its financial plan for the year and the performance of the peer banks, various strategic factors, the target incentive established for each participant in relationship to compensation at the peer banks for similar positions and the actual performance of the participant.

Eligible participants must be employed by Union Bank of California or its subsidiaries through the end of a performance year in order to receive a bonus award payment. In the case of retirement, death, permanent disability or exceptional circumstances, payment may be approved at the sole discretion of the Executive Compensation & Benefits Committee. Individual awards earned under the Senior Executive Bonus Plan are made in cash. Award payments are made within two and one-half months after the end of the applicable fiscal year. UnionBanCal's Board of Directors may at any time amend, suspend or terminate the Senior Executive Bonus Plan, subject to stockholder approval to the extent required under Section 162(m).

A copy of this plan is filed as Exhibit 10.2 hereto and incorporated by reference herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

    Exhibit No.   Description
    ___________   ___________

       10.1 Amended and Restated 1997 UnionBanCal Corporation Performance Share Plan (incorporated by reference to Appendix A to the UnionBanCal Corporation Definitive Proxy Statement on
                  Schedule 14A filed on March 23, 2006 (SEC File No. 001-15081))

       10.2 Union Bank of California Senior Executive Bonus Plan (incorporated by reference to Appendix B to the UnionBanCal Corporation Definitive Proxy Statement on Schedule 14A filed on March 23, 2006 (SEC File No. 001-15081))

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 1, 2006


                             UNIONBANCAL CORPORATION


                             By: /s/ JOHN H. MCGUCKIN, JR.
                                 ____________________________________
                                     John H. McGuckin, Jr.
                                     EVP, GENERAL COUNSEL & SECRETARY
                                     (DULY AUTHORIZED OFFICER)

                                  EXHIBIT INDEX


    Exhibit No.   Description
    ___________   ___________

       10.1 Amended and Restated 1997 UnionBanCal Corporation Performance Share Plan (incorporated by reference to Appendix A to the UnionBanCal Corporation Definitive Proxy Statement on
                  Schedule 14A filed on March 23, 2006 (SEC File No. 001-15081))

       10.2 Union Bank of California Senior Executive Bonus Plan (incorporated by reference to Appendix B to the UnionBanCal Corporation Definitive Proxy Statement on Schedule 14A filed on March 23, 2006 (SEC File No. 001-15081))